                                                                   Exhibit 10.13

                       SIXTH AMENDMENT TO LOAN DOCUMENTS

     AMENDMENT dated as of December 31, 1997 (the "AMENDMENT") by and among TLC MULTIMEDIA INC., a Minnesota corporation f/k/a/ "SoftKey Inc." (hereinafter, "MULTIMEDIA"), MINNESOTA EDUCATIONAL COMPUTING CORPORATION (MECC), a Minnesota corporation ("MECC"), and TLC PROPERTIES INC., a Massachusetts corporation f/k/a "SoftKey Multimedia Inc." (hereinafter "PROPERTIES"), each referred to hereinafter as a "BORROWER" and, collectively, as the "BORROWERS", and FLEET NATIONAL BANK, as successor in interest to Fleet Bank of Massachusetts, N.A. (together with its successors, the "BANK").

                             PRELIMINARY STATEMENT

     1. Multimedia and its corporate affiliates MECC and Properties, each a wholly-owned subsidiary of The Learning Company, Inc., a Delaware Corporation f/k/a "SoftKey International Inc." (hereinafter, the "GUARANTOR"), are parties with the Bank to a Credit Agreement dated as of September 30, 1994, as previously amended by a letter amendment dated as of December 5, 1994, a Second Amendment to Loan Documents dated as of May 17, 1995, a Third Amendment to Loan Documents dated as of December 22, 1995, a Fourth Amendment to Loan Documents dated as of February 28, 1996 and a Fifth Amendment to Loan Documents dated as of October 4, 1996 (as so amended and as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Credit Agreement.

     2. The Bank and the Borrowers wish to amend the Credit Agreement to extend the Commitment Expiration Date from June 30, 1998 to June 30, 1999 and to extend the Maturity Date from July 1, 1998 to July 1, 1999.

     3. The Bank and the Borrowers wish to make provision for a future amendment of the Credit Agreement and the other Loan Documents to include Creative Wonders Inc., a Delaware corporation and wholly-owned subsidiary of Guarantor ("CREATIVE WONDERS"), as a party to the Credit Agreement and as a Co-Borrower with the other Borrowers.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO CREDIT AGREEMENT.

        1.1 Section 1.1 is hereby amended by deleting the date "June 30, 1998" appearing in the fourth line thereof (defined therein as the "Commitment Expiration Date") and substituting in lieu thereof the date "June 30, 1999".

        1.2 Section 1.5 is hereby amended by deleting the date "July 1, 1998" appearing in the third line thereof (defined therein as the "Maturity Date") and substituting in lieu thereof the date "July 1, 1999".

Section 2. SPECIAL COVENANTS WITH REGARD TO THE ADDITION OF CREATIVE WONDERS AS
           A CO-BORROWER.

        The Borrowers agree to enter into, on or before January 31, 1998, agreements with the Bank and Creative Wonders, in form and substance satisfactory to the Bank, whereby the Credit Agreement will be amended to include Creative Wonders as a party thereto and Creative Wonders will become jointly and severally liable with the Borrowers under the Credit Agreement and the other Loan Documents and shall become, for all purposes thereof, a "Borrower" thereunder. The Borrowers further agree (a) to provide the Bank, on or before January 31, 1998, with an updated list of the Borrower's intellectual property referred to in Section 6.12 of the Credit Agreement and (b) to cause Creative Wonders and the Borrowers to enter, on or before January 31, 1998, into other such agreements with the Bank (including, without limitation, security agreements covering some or all of their assets and properties) as the Bank shall deem appropriate.

Section 3. CONDITIONS OF EFFECTIVENESS.

        This Amendment shall be deemed effective as of December 30, 1997 (the "EFFECTIVE DATE"), provided that the Bank shall have received on or before such date two (2) copies of this Amendment executed by each Borrower and consented to by the Guarantor.

Section 4. CONFIRMATION OF REPRESENTATIONS, ABSENCE OF DEFAULT.

        Each Borrower hereby confirms that the representations set forth in the Loan Documents are true and correct as of the date hereof, subject to the exceptions and further disclosures set forth in SCHEDULE A hereto. Each Borrower hereby confirms that, except as set forth in Section 4 hereof or in SCHEDULE A hereto, no Event of Default has occurred and is continuing under the Credit Agreement.

Section 5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN
           DOCUMENTS.

       5.1 Upon the Effective Date, each occurrence in the Credit Agreement of "this Credit Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each occurrence in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean to be a reference to the Credit Agreement as amended hereby.

       5.2 Except as specifically amended above, the Credit Agreement each of the other Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Each Borrower (and the Guarantor by its consent to this Agreement) agrees that, as of the date hereof, it has no defenses against the obligations represented by the Credit Agreement and the other Loan Documents.

       5.3 The amendments set forth herein (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Documents or any of the instruments or documents referred to by the foregoing documents, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, the other Loan Documents or any of the instruments or documents referred to therein.

Section 6.  COST AND EXPENSES.

     Each Borrower agrees, jointly and severally, to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

Section 7.  GOVERNING LAW.

        THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

Section 8.  COUNTERPARTS.

        This Amendment may be signed in one or more counterparts each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed under seal by their respective officers thereunto duly authorized as of the date first above written.

                                        TLC MULTIMEDIA INC.


                                        By: /s/ R. Scott Murray
                                           --------------------------------
                                            Name:  R. Scott Murray
                                            Title:  Chief Financial Officer



                                        MINNESOTA EDUCATIONAL
                                           COMPUTING CORPORATION (MECC)


                                        By: /s/ R. Scott Murray
                                           --------------------------------
                                            Name:  R. Scott Murray
                                            Title:  Chief Financial Officer



                                        TLC PROPERTIES INC.


                                        By: /s/ R. Scott Murray
                                           --------------------------------
                                            Name:  R. Scott Murray
                                            Title:  Chief Financial Officer

                                        FLEET NATIONAL BANK, as successor in
                                        interest to Fleet Bank of
                                        Massachusetts, N.A.


                                        By: /s/ William E. Rurode
                                           ------------------------------
                                            Name:  William E. Rurode, Jr.
                                            Title: Senior Vice President

                                                                      SCHEDULE A


                EXCEPTIONS AND QUALIFICATIONS TO REPRESENTATIONS
                         (Section 6 of this Amendment)

                       [If none, please initial: /s/RSM]
                                                --------

                                    CONSENT

     The undersigned, as Guarantor under the Guaranty dated as of September 30, 1994, as amended (the "Guaranty"), in favor of Fleet National Bank (successor to Fleet Bank of Massachusetts, N.A.), hereby consents to the foregoing amendment to the Credit Agreement dated as of September 30, 1994, as amended (the "Credit Agreement"), and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, upon the effectiveness of, and on and after the date of, said amendment, each occurrence in the Guaranty and in each other Loan Document (as defined in the Credit Agreement) to which the undersigned is a party, of "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended thereby.

                                       THE LEARNING COMPANY, INC.


                                       By: /s/ R. Scott Murray
                                          ----------------------------
                                          Name:  R. Scott Murray
                                          Title: Chief Financial Officer